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                                                                   EXHIBIT 10.5D

            FOURTH AMENDMENT TO CREDIT AGREEMENT AND PROMISSORY NOTE
            --------------------------------------------------------


     This Fourth Amendment to Credit Agreement and Promissory Note ("Fourth Amendment") is entered into this 26th day of March, 1996, by and between SOUTHWEST WATER COMPANY, a Delaware corporation, (hereinafter referred to as "Borrower") and FIRST INTERSTATE BANK OF CALIFORNIA, a California banking corporation, (hereinafter referred to as "Bank"), who for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:

     This Fourth Amendment amends that certain Credit Agreement dated December 22, 1992 as amended by that certain First Amendment to Credit Agreement and Promissory Note, dated July 29, 1993 ("First Amendment"), that certain Second Amendment to Credit Agreement and Promissory Note, dated June 24, 1994 ("Second Amendment"), and that certain Third Amendment to Credit Agreement and Promissory Note, dated June 30, 1995 ("Third Amendment") (said Credit Agreement, as amended, hereinafter referred to as the "Agreement"), each of which were executed by and between Borrower and Bank.

     This Fourth Amendment also amends that certain Promissory Note in the original amount of $5,000,000 dated December 22, 1992, as later amended by the First Amendment, Second Amendment and Third Amendment (said Promissory Note, as amended, hereinafter referred to as the "Note").

     The parties hereto hereby amend the Agreement and the Note, as indicated below:

     AGREEMENT:

           Page 4, "Maturity Date": delete "June 30, 1996" and replace with
                    -------------
           "June 30, 1997".

          NOTE:

           Page 1, paragraph 1, line 11: delete "June 30, 1996" and replace with "June 30, 1997".

                         ----------------------------

     Except as specifically amended in this Fourth Amendment, or to the extent necessary to be consistent with the provisions of this Fourth Amendment, the Agreement and Note shall continue in full force and effect and be binding upon
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Borrower and Bank notwithstanding the execution of and delivery of this Fourth
Amendment.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Fourth Amendment as of the day and year first hereinabove written.

BORROWER:                              BANK:
- ---------                              -----

SOUTHWEST WATER COMPANY                FIRST INTERSTATE BANK
                                       OF CALIFORNIA


/s/ ANTON C. GARNIER                   /s/ RICHARD A. MADSEN
- -----------------------------              --------------------------
By: Anton C. Garnier                   By: Richard A. Madsen
    -------------------------              --------------------------
Its: President, CEO                    Its: Vice President
     ------------------------               -------------------------


/s/ PETER J. MOERBEEK
- -----------------------------
By: Peter J. Moerbeek
    -------------------------
Its: Vice President - Finance
     ------------------------
     Chief Financial Officer